UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2020

WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois		60504
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (630) 898-2500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $.01 par value	WSTL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
In connection with the events described in Items 5.07 and 8.01 below, on September 29, 2020, Westell Technologies, Inc. (the “Company”) entered into an agreement (the “Termination Agreement”) with the trustees of the Voting Trust formed pursuant to the Voting Trust Agreement, dated February 23, 1994, among Robert C. Penny III and certain members of the Penny family and Simon family, to terminate the Registration Rights Agreement, dated February 23, 1994, under which the Voting Trust had certain rights to require the Company to register for sale under the Securities Act of 1933 shares of the Company's Class A Common Stock into which shares of Class B Common Stock held by the Voting Trust are convertible.
A copy of this Termination Agreement is filed as Exhibit 10.1 and is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement
The information set forth above under Item 1.01 is incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
In connection with the events described in Items 5.07 and 8.01 below, on September 29, 2020, the Company provided advance notice to the Nasdaq Stock Market of its intent to voluntarily withdraw its Class A Common Stock from listing on the Nasdaq Capital Market and to deregister its Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended.
The Company intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) and cease reporting as a public company.
Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on September 29, 2020. At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as described below.
Proposal 1-Election of Directors:
Each person duly elected at the Annual Meeting to serve as a director until the Company’s 2021 Annual Meeting of Stockholders received the number of votes indicated beside his or her name below.

Nominee	For	Withheld	Broker Non-Vote
Kirk R. Brannock	16,051,664	2,198,523	4,768,428
Scott C. Chandler	16,735,110	1,515,077	4,768,428
Timothy L. Duitsman	16,033,055	2,217,132	4,768,428
Robert W. Foskett	15,973,359	2,276,828	4,768,428
Robert C. Penny III	15,396,777	2,853,410	4,768,428
Cary B. Wood	16,690,923	1,559,264	4,768,428
Mark A. Zorko	16,717,002	1,533,185	4,768,428

Proposal 2-Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a 1-for-1,000 reverse stock split (the “Reverse Stock Split”). This proposal was approved.

	For	Against	Abstain
Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a 1-for-1,000 reverse stock split	19,841,184	3,124,323	53,108
Proposal 3-Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, immediately after the Reverse Stock Split, a 1,000-for-1 forward stock split (the “Forward Stock Split”). This proposal was approved.

	For	Against	Abstain
Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, immediately after the Reverse Stock Split, a 1,000-for-1 forward stock split	19,853,491	3,105,993	59,131

Proposal 4-Ratification of the appointment of Grant Thornton LLP, independent auditors, as auditors for the fiscal year ending March 31, 2021. This proposal was approved.

	For	Against	Abstain
Appointment of independent auditors	22,739,624	194,686	84,305

Proposal 5-Advisory Vote to approve Executive Compensation, as described in the proxy materials. This proposal was approved.

	For	Against	Abstain	Broker Non-Vote
Advisory Vote to approve Executive Compensation	16,809,181	1,291,938	149,068	4,768,428

Item 8.01 Other Events
On September 29, 2020, the Company filed certificates of amendment to the Amended and Restated Certificate of Incorporation with the State of Delaware to effect the Reverse Stock Split, followed immediately by the Forward Stock Split, both to be effective on October 1, 2020 at 5:01 and 5:02 p.m., respectively. As a result of the Transaction, each stockholder owning fewer than 1,000 shares of the Company’s common stock immediately prior to the effective time of the Reverse Stock Split will receive $1.48 per share, without interest, in cash for each share of the Company’s common stock held by such stockholder at the effective time of the Reverse Stock Split, and such stockholder will no longer be a stockholder of the Company.

Stockholders who owned 1,000 or more shares of the Company’s common stock immediately prior to the effective time of the Reverse Stock Split will not be entitled to receive any cash for their fractional share interests resulting from the Reverse Stock Split, if any. The Forward Stock Split that immediately followed the Reverse Stock Split reconverts whole shares and fractional share interests held by such stockholders back into the same number of shares of the Company’s common stock held by such stockholders immediately before the effective time of the Reverse Stock Split. As a result, the total number of shares of the Company’s common stock held by such stockholders will not change.

The foregoing description of the certificates of amendment to the Certificate of Incorporation is not complete and is subject to and qualified in its entirety by reference to each such certificate of amendment, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The press release announcing the results of the Annual Meeting and the Company’s intent to voluntarily delist and deregister its common stock is filed as Exhibit 99.1 and is incorporated herein by reference.

For a more detailed discussion of the Transaction, please see the definitive proxy statement of the Company, filed on August 11, 2020 with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment, filed September 29, 2020, to effect a 1-for-1,000 reverse stock split
3.2	Certificate of Amendment, filed September 29, 2020, to effect a 1,000-for-1 forward stock split
10.1	Agreement to Terminate the Registration Rights Agreement
99.1	Press release announcing the results of the Annual Meeting of Stockholders and the Company’s intent to voluntarily delist its Class A Common Stock from Nasdaq, dated September 29, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date:	September 29, 2020	By:	/s/ Jeniffer L. Jaynes
Jeniffer L. Jaynes
Interim Chief Financial Officer